UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

TECHPRECISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA 01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:

Scott R. Jones
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103-2799
Phone: (215) 981-4000
Fax: (215) 981-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

People's Capital and Leasing Corp. Equipment Loan Facility

On April 26, 2016, TechPrecision Corporation (the "Company"), through its wholly owned subsidiary Ranor, Inc. ("Ranor"), executed and closed a Master Loan and Security Agreement No. 4180, as supplemented by Schedule No. 001 (together, the "MLSA"), with People's Capital and Leasing Corp. ("People's").  The MLSA is dated and effective as of March 31, 2016.  Loan proceeds were disbursed to Ranor on April 26, 2016.  Pursuant to the MLSA, People's agreed to loan $3,011,648 to Ranor (the "People's Loan").  The People's Loan is secured by a first lien on certain machinery and equipment of Ranor (the "Equipment Collateral").  Payments on the People's Loan will be made in 60 monthly installments of $60,921.07 each, inclusive of interest at a fixed rate of 7.90% per annum.  The first monthly installment payment will be due on May 26, 2016.  A prepayment penalty will apply during the first four years of the loan term.  Ranor's obligations under the MLSA are guaranteed by the Company.  The Company covenants to maintain a debt service coverage ratio ("DSCR") of at least 1.5 to 1.0 during the term of the People's Loan.  The DSCR will be measured at the end of each fiscal year of the Company.
The People's Loan may be accelerated upon the occurrence of an "Event of Default" (as defined in the MLSA).  Events of Default include (i) the failure to pay any monthly installment payment before the fifth day following the due date of such payment, (ii) the sale, transfer or encumbrance of any Equipment Collateral or other assets of Ranor or the Company (except as otherwise permitted by the terms of the MLSA), (iii) failure to maintain insurance as provided in the MLSA, (iv) failure of Ranor or the Company to observe or perform any obligations under the MLSA or any other obligation to People's, (v) failure to pay any indebtedness (other than the People's Loan) or to perform any covenant relating to any such indebtedness, (vi) Ranor's default under any lease for property where any of the Equipment Collateral is located, (vii) Ranor or the Company cease doing business as a going concern, make an assignment for the benefit of creditors, or commence a bankruptcy or other similar insolvency proceeding, (viii) Ranor or the Company terminate their existence, sell all or substantially all of their assets, or merge into another entity, and (ix) the entry of a judgment against Ranor or the Company in excess of $50,000 which is not fully covered by insurance and which could have a material adverse effect on Ranor or the Company.  Some of the Events of Default are subject to certain cure periods.
In connection with the MLSA, $2,653,352.51 of the proceeds from the People's Loan were disbursed to Utica Leaseco, LLC as payment in full of an existing equipment loan (the "Utica Loan").  People's retained a holdback in the amount of $182,763.21.  The holdback will be released to Ranor provided there is no Event of Default under the MLSA and the Company achieves a DSCR of at least 1.5 to 1.0 as of March 31, 2016.  If the DSCR is not achieved as of March 31, 2016, then the funds held back will not be released to Ranor until the DSCR covenant is satisfied as of the end of a subsequent fiscal year.  Ranor retained $175,532.28 of the proceeds from the People's Loan for general corporate purposes.
The description of the MLSA is qualified in its entirety by reference to the full text of the MLSA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Amendment of Revere High Yield Fund, LP Facility

On April 26, 2016, the Company and Ranor executed and closed on a Loan Documents Modification Agreement No. 3 (the "Amendment") with Revere High Yield Fund, LP ("Revere").   The Amendment, dated and effective as of March 31, 2016, amends that certain Term Loan and Security Agreement dated December 22, 2014 (the "TLSA") between Ranor and Revere pursuant to which Revere agreed to loan an aggregate of $2,250,000 to Ranor (the "Revere Loan").

The Amendment, among other things, (i) permits Ranor to pay off in its entirety the indebtedness owed under the Utica Loan with proceeds from the People's Loan, (ii) adds the People's security interest as a "Permitted Lien" under the TLSA, (iii) deletes certain references to Utica Leaseco, LLC, the Utica Loan and loan documents related to the Utica Loan and replaces those references with new definitions relating to the People's Loan, (iv) adds the People's Loan and the Company's guaranty of the People's Loan as "Existing Indebtedness" under the TLSA, (v) requires Ranor, People's and Revere to enter into an Intercreditor and Subordination Agreement (the "Intercreditor Agreement") to, among other things, establish the relative priorities between Revere and People's with regard to certain assets of Ranor, (vi) requires Ranor to cause People's and Revere to enter into a Mortgagee's Disclaimer and Consent (the "Mortgagee Consent") to, among other things, require that Revere permit People's access to certain real property owned by Ranor and mortgaged to Revere as collateral for the Revere Loan in the event that Ranor defaults on the People's Loan and Revere has taken possession of the real property, and (vii) includes a reaffirmation of the Company's guarantee of Ranor's obligations under the TLSA.
The description of the Amendment, the Intercreditor Agreement and the Mortgagee Consent are qualified in their entirety by reference to the full text of the Amendment, the Intercreditor Agreement and the Mortgagee Consent, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information presented above under the heading "People's Capital and Leasing Corp. Equipment Loan Facility" in Item 1.01 is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Master Loan and Security Agreement No. 4180, dated as of March 31, 2016, by and between People's Capital and Leasing Corp. and Ranor, Inc..

10.2	Loan Documents Modification Agreement No. 3, dated March 31, 2016, by and among Revere High Yield Fund, LP, Ranor, Inc., and TechPrecision Corporation.

10.3	Intercreditor and Subordination Agreement, dated as of March 31, 2016, between and among People's Capital and Leasing Corp., Revere High Yield Fund, LP, and Ranor, Inc.

10.4	Mortgagee's Disclaimer and Consent, dated March 31, 2016, by Revere High Yield Fund, LP in favor of People's Capital and Leasing Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016	By: /s/ Thomas Sammons Name: Thomas Sammons Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Master Loan and Security Agreement No. 4180, dated as of March 31, 2016, by and between People's Capital and Leasing Corp. and Ranor, Inc..

10.2	Loan Documents Modification Agreement No. 3, dated March 31, 2016, by and among Revere High Yield Fund, LP, Ranor, Inc., and TechPrecision Corporation.

10.3	Intercreditor and Subordination Agreement, dated as of March 31, 2016, between and among People's Capital and Leasing Corp., Revere High Yield Fund, LP, and Ranor, Inc.

10.4	Mortgagee's Disclaimer and Consent, dated March 31, 2016, by Revere High Yield Fund, LP in favor of People's Capital and Leasing Corp.